UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  December 15, 2009

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of Registrant as specified in its charter)

Internet HOLDRS (SM) Trust
[Issuer with respect to the receipts]

DELAWARE (State or other jurisdiction of incorporation)	001-15327 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)
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250 Vesey Street
New York, New York 10281
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As a result of the spin-off of AOL Inc. from Time Warner Inc., a constituent of the Internet HOLDRS Trust, AOL Inc. will be added as an underlying security of the Internet HOLDRS Trust effective December 15, 2009.  Shareholders of Time Warner Inc. will receive 0.0909 shares of AOL Inc. for each share of Time Warner Inc.  The Bank of New York Mellon will receive 1.2727 shares of AOL Inc. for the 14 shares of Time Warner Inc. per 100 share round-lot of Internet HOLDRS.  Effective December 15, 2009, 1.2727 shares of AOL Inc. will be required for creations/cancellations per 100 share round-lot of Internet HOLDRS.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Internet HOLDRS Trust Prospectus Supplement dated December 15, 2009 to Prospectus dated March 11, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Date: December 15, 2009	By:	/s/ Ninon B. Marapachi
	Name:	Ninon B. Marapachi
	Title:	Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Internet HOLDRS Trust Prospectus Supplement dated December 15, 2009 to Prospectus dated March 11, 2009.